EXHIBIT 10.2

                       AMENDMENT NO. 2 TO CREDIT AGREEMENT

     THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this "Amendment Agreement") is made and entered into effective as of the 28th day of October, 1997, by and between BERLITZ INTERNATIONAL, INC, a New York corporation (the "Borrower"), EACH OF THE GUARANTORS SIGNATORY HERETO (the "Guarantors"), and NATIONSBANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States ("NationsBank"), in its capacity as agent for the Lenders ("Agent") under the Credit Agreement (as defined below). Unless the context otherwise requires, all terms used herein without definition shall have the definitions provided therefor in the Credit Agreement.

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Agent and the Borrower have entered into that certain Credit Agreement dated as of August 28, 1997, as amended by that certain Amendment No. 1 to Credit Agreement and Amendment No. 1 to Pledge Agreement dated as of September 12, 1997 (as hereby and from time to time amended, supplemented or replaced, the "Credit Agreement"), pursuant to which the Lenders have agreed to make certain revolving and term credit facilities available to the Borrower; and

     WHEREAS, the parties hereto desire to amend the Credit Agreement in the manner herein set forth effective as of the date hereof and prior to the effectiveness of any Assignment and Acceptance by NationsBank in its capacity as a Lender to any Person of its rights and obligations under the Credit Agreement (collectively, "Assignments").

     NOW, THEREFORE, the parties hereby agree as follows:

     1. DEFINITIONS. The term "Credit Agreement" or "Agreement" (as the case may be) as used herein and in the Loan Documents shall mean the Credit Agreement as hereby amended and modified, and as further amended, modified or supplemented from time to time as permitted thereby.

     2. AMENDMENTS. Subject to the conditions hereof, the Credit Agreement is hereby amended, effective as of the date hereof, as follows:

          (a) The definition of "Eligible Assignee" is hereby deleted in its entirety and the following is inserted in replacement thereof:

               "Eligible Assignee" means (i) a Lender, (ii) an affiliate of a Lender, and (iii) any other Person approved by the Agent and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with SECTION 13.1, the Borrower, such approval not to be unreasonably withheld or delayed by the Agent or the Borrower, PROVIDED, HOWEVER, that neither the Borrower nor an Affiliate shall qualify as an Eligible Assignee.

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

          (b) The definition of "Total Letter of Credit Commitment" is hereby deleted in its entirety and the following is inserted in replacement thereof:

               "Total Letter of Credit Commitment" means an amount not to exceed $3,000,000.

          (c) The definition of "Total Revolving Credit Commitment" is hereby deleted in its entirety and the following is inserted in replacement thereof:

               "Total Revolving Credit Commitment" means a principal amount equal to $55,000,000, as reduced from time to time in accordance with
          SECTION 3.7 hereof.

          (d) Section 9.1(e) of the Credit Agreement is hereby deleted in its entirety and the following is inserted in replacement thereof:

               (e) not later than thirty days prior to the end of each Fiscal Year of the Borrower, deliver to the Agent and each Lender (through the Agent) a copy of the monthly operating budget and cash flow budget of the Borrower and its Subsidiaries for the succeeding fiscal year, such budgets to be accompanied by a certificate of the Borrower signed by an Authorized Officer to the effect that such budgets have been prepared in good faith on the basis of sound financial planning practice and that such Authorized Officer has no reason to believe they are incorrect or misleading in any material respect; and

          (e) Section 9.7 of the Credit Agreement is hereby deleted in its entirety and the following is inserted in replacement thereof:

               9.7 RIGHT OF INSPECTION. Permit any Person designated by any Lender or the Agent, at the expense of the Agent or such Lender, if occurring more than once in any Fiscal Year to visit and inspect any of the properties, corporate books and financial reports of the Borrower or any Subsidiary and to discuss its affairs, finances and accounts with its principal officers and independent certified public accountants, all in their Permitted Discretion, at reasonable times, at reasonable intervals and with reasonable prior notice; PROVIDED, HOWEVER, that, notwithstanding the foregoing, after the occurrence and during the continuance of an Event of Default, such visits and inspections may be conducted at any reasonable interval and any reasonable number of occasions and all reasonable and documented out-of-pocket expenses incurred by the Agent or the Lenders in conducting such visits and inspections shall be paid by the Borrower;

          (f) Section 10.1(c) of the Credit Agreement is hereby deleted in its entirety and the following is inserted in replacement thereof:

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

               (c) CONSOLIDATED NET WORTH. Permit at any time Consolidated Net Worth to be less than $300,000,000, such amount to be increased as at the first day of each fiscal quarter, beginning with the fiscal quarter ending December 31, 1997, by an amount equal to (a) fifty percent (50%) of Consolidated Net Income during the immediately preceding fiscal quarter, plus (b) one hundred percent (100%) of the Net Proceeds of any Equity Offering consummated during the immediately preceding fiscal quarter; PROVIDED, HOWEVER, in no event shall the Consolidated Net Worth requirement be decreased as a result of a net loss of the Borrower and its Subsidiaries (i.e., negative Consolidated Net Income) for any fiscal quarter. Any increase calculated pursuant hereto shall be determined based upon financial statements delivered in accordance with SECTION 9.1(A) and (B) hereof; PROVIDED, HOWEVER such increase shall be deemed effective as of the first day of the fiscal quarter in which such financial statements are delivered.

          (g) Section 10.8 of the Credit Agreement is hereby deleted in its entirety and the following is inserted in replacement thereof:

               10.8 RESTRICTED PAYMENTS. Make any Restricted Payments or apply or set apart any of their assets therefor or agree to do any of the foregoing other than (a) conversion of any of the Borrower's securities into Common Stock which are so convertible in accordance with their terms, (b) dividends payable by any Subsidiary to a Guarantor or to the Borrower, (c) payments of up to $3,000,000 made by the Borrower during any Fiscal Year to (i) repurchase shares of capital stock, or options to purchase shares of capital stock, of the Borrower or any Subsidiary owned by any officer, director or employee of the Borrower or any Subsidiary pursuant to (A) an employee or management stock option plan or other compensation plan or (B) any arrangement in connection with the death or termination of employment of such officer, director or employee or (ii) repurchase shares of capital stock of the Borrower at a price equal to or less than the market price for such shares either (y) in order to enable the Borrower to contribute such shares to an employee or management stock option plan, which contribution shall occur prior to the end of the next succeeding Fiscal Year, or (z) for any other corporate purpose of the Borrower approved by the Board of Directors of the Borrower, the Disinterested Directors Committee thereof, the Agent and the Required Lenders, and (d) cash dividends payable by the Borrower in any fiscal quarter following a period of two consecutive fiscal quarters for which the Borrower shall have maintained a Consolidated Leverage Ratio of less than 2.50 to 1.00 for each such fiscal quarter, in an amount not in excess of 6.25% of Consolidated Net Income for the Four-Quarter Period most recently ended, but in any case above, only if immediately prior and immediately after giving effect thereto no Default or Event of Default shall exist or occur and be continuing;

          (h) Section 11.1(A) of the Credit Agreement is hereby deleted in its entirety and the following is inserted in replacement thereof:

               (A) either or both of the following actions may be taken: (i) the Agent, with the consent of the Required Lenders may, and at the direction of the Required Lenders shall, declare any obligation of the Lenders and the Issuing Bank to make further Revolving Loans or to issue additional Letters of Credit terminated, whereupon the obligation of each Lender to make further Revolving Loans and of the Issuing Bank to issue additional Letters of Credit, hereunder shall terminate immediately, and (ii) the Agent shall at the direction of the Required Lenders, at their option, declare by notice to the Borrower any or all of the Obligations to be immediately due and payable, and the same, including all interest accrued thereon and all other obligations of the Borrower to the Agent and the Lenders, shall forthwith become immediately due and payable without presentment, demand, protest, notice or other formality of any kind, all of which are hereby expressly waived, anything contained herein or in any instrument evidencing the Obligations to the contrary notwithstanding; PROVIDED, HOWEVER, that notwithstanding the above, if there shall occur an Event of Default under clause (g) or (h) above with respect to the Borrower, then the obligation of the Lenders to make Revolving Loans and of the Issuing Bank to issue Letters of Credit hereunder shall automatically terminate and any and all of the Obligations shall be immediately due and payable without the necessity of any action by the Agent or the Required Lenders or notice to the Agent or the Lenders;

          (i) Section 13.9(b) of the Credit Agreement is hereby deleted in its entirety and the following is inserted in replacement thereof:

               (b) The Borrower agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to it, any of its Subsidiaries, any Guarantor, or any security holders or creditors thereof arising out of, related to or in connection with the transactions contemplated herein, except to the extent that such liability is found in a final non-appealable judgment by a court of competent jurisdiction to have directly resulted from such Indemnified Party's gross negligence or willful misconduct; provided, HOWEVER, in no event shall any Indemnified Party be liable for punitive, consequential, indirect or special damages, as opposed to direct damages.

          (j) EXHIBIT A to the Credit Agreement is hereby amended and restated in its entirety as set forth on EXHIBIT A attached hereto and incorporated herein by reference.

     3. GUARANTORS. Each Guarantor hereby (i) consents and agrees to the amendments to the Credit Agreement set forth herein and (ii) confirms its joint and several guarantee of payment of all the Obligations pursuant to the Subsidiary Guaranty.

     4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby certifies that:

          (1) The representations and warranties made by the Borrower in Article VIII of the Credit Agreement are true and correct in all material respects on and as of the date hereof, with the same effect as though such representations and warranties were made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date.

          (2) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, will constitute a Default or an Event of Default on the part of the Borrower under the Credit Agreement or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both.

     5. ENTIRE AGREEMENT. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated herein, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

     6. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

     7. COUNTERPARTS. This Amendment Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     8. GOVERNING LAW. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the state of New York.

     9. ENFORCEABILITY. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

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

     10. CREDIT AGREEMENT. All references in any of the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement as amended hereby and all references to the amount of the Total Revolving Credit Commitment or the principal amount of the Revolving Credit Facility in any of the Loan Documents shall be to the amount of $55,000,000 as set forth herein.

     11. SUCCESSORS AND ASSIGNS. This Amendment Agreement shall be binding upon and inure to the benefit of each of the Borrower, the Lenders and the Agent and their respective successors, assigns and legal representatives; PROVIDED, however, that the Borrower, without the prior consent of the Agent, may not assign any rights, powers, duties or obligations hereunder.

     12. EXPENSES. Borrower agrees to pay to the Agent and the Lenders all reasonable out-of-pocket expenses incurred or arising in connection with the negotiation and preparation of this Amendment Agreement.

     13. EFFECTIVENESS. The amendments of the Credit Agreement set forth in Sections 2(a), (b) and (c) hereof shall be effective prior to any Assignments, and the amendment of the Credit Agreement set forth in Section 2(d) hereof shall be effective on the date hereof immediately following effectiveness of the Assignments.

                            [Signature pages follow.]

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

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                          BERLITZ INTERNATIONAL, INC.


                                         By:
                                             ---------------------------------
                                         Name:
                                               -------------------------------
                                         Title:
                                                ------------------------------

                                         NATIONSBANK, NATIONAL ASSOCIATION,
                                         as Agent for the Lenders and as Lender

                                         By:
                                             ---------------------------------
                                         Name:
                                               -------------------------------
                                         Title:
                                                ------------------------------

                                         GUARANTORS:

                                         BERLITZ LANGUAGES, INC.

                                         By:
                                             ---------------------------------
                                         Name:
                                               -------------------------------
                                         Title:
                                                ------------------------------

                                         BERLITZ INVESTMENT CORPORATION

                                         By:
                                             ---------------------------------
                                         Name:
                                               -------------------------------
                                         Title:
                                                ------------------------------

                                         BERLITZ PUBLISHING COMPANY, INC.

                                         By:
                                             ---------------------------------
                                         Name:
                                               -------------------------------
                                         Title:
                                                ------------------------------

                                         BERLITZ DO BRASIL, INC.

                                         By:
                                             ---------------------------------
                                         Name:
                                               -------------------------------
                                         Title:
                                                ------------------------------

                                         ELS EDUCATIONAL SERVICES, INC.

                                         By:
                                             ---------------------------------
                                         Name:
                                               -------------------------------
                                         Title:
                                                ------------------------------


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

                                    EXHIBIT A

                        APPLICABLE COMMITMENT PERCENTAGES

LENDER                  TRANCHE A       TRANCHE B      REVOLVING        APPLICABLE
                        TERM LOAN       TERM LOAN        CREDIT         COMMITMENT
                        COMMITMENT      COMMITMENT     COMMITMENT       PERCENTAGE

NationsBank,          $2,607,142.83   $9,907,142.87   $5,735,714.30    10.428571429%
National
Association

Fleet Bank, N.A       $2,321,428.57   $8,821,428.57   $5,107,142.86     9.285714286%

Summit Bank           $2,321,428.57   $8,821,428.57   $5,107,142.86     9.285714286%

The Long-Term         $2,321,428.57   $8,821,428.57   $5,107,142.86     9.285714286%
Credit Bank
of Japan, Ltd.

The Chugoku Bank,     $1,714,285.72   $6,514,285.71   $3,771,428.57     6.857142857%
Limited

Corestates Bank,      $1,714,285.72   $6,514,285.71   $3,771,428.57     6.857142857%
N.A

The Sumitomo          $1,714,285.72   $6,514,285.71   $3,771,428.57     6.857142857%
Bank, Limited

PNC Bank, N.A         $1,714,285.72   $6,514,285.71   $3,771,428.57     6.857142857%

The Bank of           $1,428,571.43   $5,428,571.43   $3,142,857.14     5.714285714%
Nova Scotia

The Bank of           $1,428,571.43   $5,428,571.43   $3,142,857.14     5.714285714%
Tokyo-Mitsubishi,
Ltd.

Banque Paribas        $1,428,571.43   $5,428,571.43   $3,142,857.14     5.714285714%

Caisse Nationale de   $1,428,571.43   $5,428,571.43   $3,142,857.14     5.714285714%
Credit Agricole

The Dai-Ichi          $1,428,571.43   $5,428,571.43   $3,142,857.14     5.714285714%
Kangyo Bank,
Limited

The Sakura Bank,      $1,428,571.43   $5,428,571.43   $3,142,857.14     5.714285714%
Limited

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